CONFIDENTIAL TREATMENT REQUESTED

                               SECOND AMENDMENT TO
                            SHAREHOLDERS' AGREEMENT


     This SECOND AMENDMENT TO SHAREHOLDERS' AGREEMENT (the "Second Amendment") is dated as of April 1, 2000, by and among TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation ("TI"), MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation ("MEMC"), and MEMC SOUTHWEST INC., a Delaware corporation ("NUCO"). All terms used herein, unless otherwise defined, shall have the same meanings ascribed to them in the Agreement (as defined below).

                                    Recitals

     WHEREAS, TI and MEMC made and entered into that certain Shareholders' Agreement dated as of May 16, 1995, which was accepted and ratified by NUCO on May 30, 1995, and amended by all parties on April 20, 1999 (the "Agreement");

     WHEREAS, TI, MEMC and NUCO wish to amend the Agreement, along with the TI Purchase Agreement, the Lease and the Sublease, for reasons stated in the First Amendment to the TI Purchase Agreement ("First TI Purchase Amendment"); and

     WHEREAS, Article 34 of the Agreement allows the Agreement to be amended with the written consent of TI, MEMC and NUCO.

     NOW, THEREFORE, the parties agree as follows:

1. Section 11.02(a)(iii) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          "(iii) restrict TI from practicing first level epi deposition at TI on Existing Products (as defined in the First TI Purchase Amendment), in a volume not to exceed [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] per calendar quarter through 2003, after which date first level epi deposition by TI on Existing Products will not exceed [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]"

2. The following is added to Section 11.02(a) immediately preceding the last sentence thereof:

          "MEMC may elect at its expense to have TI's wafer purchase records audited by an independent third party acceptable to both parties to confirm the volumes set forth in (iii) above. In the event TI acquires 200mm epi reactors for the purpose of applying second level epi and subsequently has excess capacity, TI has the right to utilize these reactors for
     [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] first level epi deposition on products other than Existing Products. In addition, if TI contemplates developing capacity for first level epi deposition on products other than Existing Products, MEMC and TI will negotiate in good faith a plan determining the method and timing in which TI may deposit first level epi on such other products."

3. MEMC and TI agree that they will cause their representatives on the NUCO Board of Directors to approve and/or ratify this Second Amendment, the First TI Purchase Amendment and the amendments to the Lease and Sublease referenced in the second "Whereas" clause above. MEMC and TI further agree that the implementation of such amendments will be regularly reviewed by the NUCO Board of Directors at their meetings.

4. Except as specifically amended by this Second Amendment, all provisions of the Agreement shall remain effective and binding. This Amendment, together with the Agreement, constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all prior agreement, oral or written, and all other communications between the Parties.

5. This Amendment shall be governed by the laws of the state of Texas, without regard to any conflicts of law principles that may require the application of the laws of any other jurisdiction.

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

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written and the terms herein shall be effective as of that date.


TEXAS INSTRUMENTS INCORPORATED          MEMC ELECTRONIC MATERIALS, INC.


By:  /s/ K. Balasubramanian             By:  /s/ Klaus R. von Horde
   -----------------------------           -----------------------------
Name:   K. Balasubramanian              Name:   Klaus R. von Horde
Title:  Senior Vice President           Title:  President and Chief Executive
                                                  Officer


MEMC SOUTHWEST INC.


By:  /s/ James Lang
   -----------------------------
Name: James Lang
Title:  President